Zevenbergen Growth Fund

Investor Class	ZVNBX
Institutional Class	ZVNIX

Zevenbergen Genea Fund

Investor Class	ZVGNX
Institutional Class	ZVGIX

PROSPECTUS

October 28, 2018

(Each a “Fund,” together, the “Funds” or “Zevenbergen Funds”)

Each Fund is a series of
Trust for Advised Portfolios (the “Trust”)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of  Contents - Prospectus

ZEVENBERGEN GROWTH FUND

Investment Objective
The Zevenbergen Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees		0.25%	None
Other Expenses		2.58%	2.75%
Shareholder Servicing Fees	0.15%		0.10%
Remainder of Other Expenses	2.43%		2.65%
Total Annual Fund Operating Expenses		3.63%	3.55%
Less: Fee Waiver and/or Expense Reimbursement		-2.33%	-2.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)		1.30%	1.00%

(1)
Zevenbergen Capital Investments LLC  (the “Adviser” or “ZCI”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts shown in the Example would be the same even if you did not redeem your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$132	$896	$1,680	$3,737
Institutional Class	$102	$851	$1,622	$3,650

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover was 31.12% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Zevenbergen Growth Fund seeks to invest in companies that are industry leaders with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. The Fund’s portfolio generally will contain 30-60 stocks of any market capitalization. The Fund may invest in initial public offerings (“IPOs”).

Under normal circumstances, the Fund will invest in equity securities of small-, medium-, and large- capitalization issuers. The Fund may invest up to 100% in common stocks. In addition, the Fund may invest up to 100% of its assets in equity securities of foreign issuers through American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Adviser.

The Fund is non-diversified and may, from time to time, have significant exposure to one or more issuer, industry, geographic region or sector of the global economy. The Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors. As of June 30, 2018, over 25% of the Fund’s assets were invested in securities within each of the consumer discretionary and technology sectors.

The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.

The Adviser identifies company growth drivers using a variety of both traditional (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional resources (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product/service use). These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. The Adviser attempts to adopt the viewpoint of a business owner when evaluating the operations of a business, identifying revenue sources, customer bases, products, and details of financing over extended periods of time.

The Adviser maintains internally calculated estimates of revenue, cash flow and earnings growth incorporated in a valuation model designed to determine potential upside and downside stock price risk. With the Fund fully invested at all times (nominal cash balance), new securities must present compelling fundamentals (i.e., economics/financial condition of the underlying company) and valuation upside when compared to existing holdings before they are added to the portfolio.

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As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons:  1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed to develop as expected, and/or 3) stronger alternatives in growth and valuation exist elsewhere.

The Adviser’s mission is to build shareholder wealth through ownership of quality high-growth, publicly-traded companies. Since the firm’s inception in 1987, the Adviser has applied a consistent philosophy and process to uncover businesses positioned to disrupt old industries, forge new markets and win the hearts and minds of customers. The Adviser manages the Fund with a long-term view; striving to invest in companies for the next decade, not one quarter or one year. This perspective demands a focus on companies that have sustainable business models. Inherent in this research process is the assessment of company strengths and risk factors, whether business, regulatory, or market. The Adviser’s fundamental approach (i.e., use of qualitative and quantitative analysis to identify overvalued and undervalued securities) to stock selection naturally embeds consideration of material environmental, social, and governance (ESG) issues, as the firm believes companies with durable corporate governance and business practices, coupled with strong growth prospects, deliver compelling returns over time.

The Adviser believes ESG analysis is innate to its core research approach and helps the investment team form a clearer understanding of potential business benefits and risks. The investment strategy incorporates formal research review of company-specific ESG factors in the decision-making process. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

ADR Risk: Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Consumer Discretionary Sector Risk: Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Equity Securities Risk:  The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate significantly from day to day.

ESG Criteria Risk: The Fund’s universe of investments may be smaller than that of other funds because of the Fund’s ESG criteria. ESG responsive companies may underperform similar companies without ESG responsive policies or the market as a whole. Company specific ESG factors are considered with each potential investment. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

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Foreign Securities and Companies Risk:  Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

Growth Stock Risk: Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations and may be more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

Holdings Risk:  Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings.

IPOs and Unseasoned Companies Risk: The Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to equity securities risk. IPO shares are subject to the risk that the Fund may not be able to dispose of them readily at favorable times or prices or the Fund may have to sell them at a loss due to the lack of an active market.

Large-Capitalization Companies Risk:  Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

Management Risk:  The value of your investment in the Fund is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.

Newer Fund Risk:  The Fund has limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Non-Diversification Risk:  A non-diversified fund may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.

Sector Emphasis Risk:  Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Small- and Mid-Capitalization Companies Risk:  Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

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Tax Risk:  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended. In particular, the Fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund’s efforts to satisfy the diversification requirement may affect the Fund’s execution of its investment strategy.

Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website at www.zci.com/funds or by calling the Fund toll-free at 1-844-ZVNBRGN (1-844-986-2746).

Calendar year ended December 31,

For the year-to-date period ended September 30, 2018, the Fund’s total return was 39.41%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 12.61% for the quarter ended March 31, 2017, and the lowest quarterly return was -8.50% for the quarter ended March 31, 2016.

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Average Annual Total Returns
For the Calendar Year Ended December 31, 2017
Institutional Class	1 Year	Since Inception August 31, 2015
Return Before Taxes	33.98%	12.52%
Return After Taxes on Distributions	33.98%	12.52%
Return After Taxes on Distributions and Sale of Fund Shares	19.23%	9.71%
Investor Class
Return Before Taxes	33.71%	12.23%
Russell 3000 Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	29.59%	17.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional; after-tax returns for the Investor Class will vary to the extent it has different expenses.

Management
Investment Adviser:  Zevenbergen Capital Investments LLC is the Fund’s investment adviser.

Asset Management Team
Portfolio Managers:  Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, Leslie Tubbs, CFA, CIC, Joseph Dennison, CFA, and Anthony Zackery, CFA are the Portfolio Managers of the Fund and have managed the Fund since inception in 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701, by telephone at 1-844-ZVNBRGN (1-844-986-2746), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amount for the Investor Class is $2,500 and the minimum initial investment amount for the Institutional Class is $50,000. The minimum subsequent investment amount for the Investor Class is $100 and the minimum subsequent investment amount for the Institutional Class is $500. Your financial intermediary may impose different investment minimums. Please contact them for additional details.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ZEVENBERGEN GENEA FUND

Investment Objective
The Zevenbergen Genea Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		2.20%		2.31%
Shareholder Servicing Fees	0.15%		0.10%
Remainder of Other Expenses	2.05%		2.21%
Total Annual Fund Operating Expenses		3.35%		3.21%
Less: Fee Waiver and/or Expense Reimbursement		-1.95%		-2.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)		1.40%		1.10%

(1)
Zevenbergen Capital Investments LLC  (the “Adviser” or “ZCI”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales,  and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts shown in the Example would be the same even if you did not redeem your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$848	$1,577	$3,508
Institutional Class	$112	$791	$1,495	$3,367

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover was 22.35% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Zevenbergen Genea Fund seeks to invest in companies benefitting from advancements in technology regardless of sector or industry. With a long-term investment horizon, the Adviser identifies companies with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. The Fund’s portfolio generally will contain 15-40 stocks of any market capitalization. The Fund may also invest in initial public offerings (“IPOs”).

Under normal circumstances, the Fund will invest in equity securities of small-, medium-, and large-capitalization issuers. The Fund may invest up to 100% in common stocks. In addition, the Fund may invest up to 100% of its assets in equity securities of foreign issuers through American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Adviser.

The Fund is non-diversified and may, from time to time, have significant exposure to one or more issuer, industry, geographic region or sector of the global economy. The Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors. As of June 30, 2018, over 25% of the Fund’s assets were invested in securities within each of the consumer discretionary and technology sectors.

The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.

The Adviser identifies company growth drivers by using a variety of both traditional (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product/service use) resources. These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. The Adviser attempts to adopt the viewpoint of a business owner when evaluating the operations of a business, identifying revenue sources, customer bases, products, and details of financing over extended periods of time.

The Adviser maintains internally calculated estimates of revenue, cash flow and earnings growth incorporated in a valuation model designed to determine potential upside and downside stock price risk. With the Fund fully invested at all times (nominal cash balance), new securities must present compelling fundamentals (i.e., economics/financial condition of the underlying company) and valuation upside when compared to existing holdings before they are added to the portfolio.

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As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons:  1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed to develop as expected, and/or 3) stronger alternatives in growth and valuation exist elsewhere.

The Adviser’s mission is to build shareholder wealth through ownership of quality high-growth, publicly-traded companies. Since the firm’s inception in 1987, the Adviser has applied a consistent philosophy and process to uncover businesses positioned to disrupt old industries, forge new markets and win the hearts and minds of customers. The Adviser manages the Fund with a long-term view; striving to invest in companies for the next decade, not one quarter or one year. This perspective demands a focus on companies that have sustainable business models. Inherent in this research process is the assessment of company strengths and risk factors, whether business, regulatory, or market. The Adviser’s fundamental approach to stock selection (i.e., use of qualitative and quantitative analysis to identify overvalued and undervalued securities) naturally embeds consideration of material environmental, social, and governance (ESG) issues, as the firm believes companies with durable corporate governance and business practices, coupled with strong growth prospects, deliver compelling returns over time.

The Adviser believes ESG analysis is innate to its core research approach and helps the investment team form a clearer understanding of potential business benefits and risks. The investment strategy incorporates formal research review of company-specific ESG factors in the decision-making process. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

ADR Risk:  Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Consumer Discretionary Sector Risk: Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Equity Securities Risk:  The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate significantly from day to day.

ESG Criteria Risk: The Fund’s universe of investments may be smaller than that of other funds because of the Fund’s ESG criteria. ESG responsive companies may underperform similar companies without ESG responsive policies or the market as a whole. Company specific ESG factors are considered with each potential investment. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

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9

Foreign Securities and Companies Risk:  Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

Growth Stock Risk:  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations and may be more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall.

Holdings Risk:  Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings.

IPOs and Unseasoned Companies Risk: The Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are also subject to equity securities risk. IPO shares are subject to the risk that the Fund may not be able to dispose of them readily at favorable times or prices or the Fund may have to sell them at a loss due to the lack of an active market.

Large-Capitalization Companies Risk:  Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

Management Risk: The value of your investment in the Fund is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.

Newer Fund Risk:  The Fund has limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Non-Diversification Risk:  A non-diversified fund may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.

Sector Emphasis Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

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Tax Risk:  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended. In particular, the Fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund’s efforts to satisfy the diversification requirement may affect the Fund’s execution of its investment strategy.

Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information, is posted on the Fund’s website at www.zci.com/funds or by calling the Fund toll-free at 1-844-ZVNBRGN (1-844-986-2746).

Calendar year ended December 31,

For the year-to-date period ended September 30, 2018, the Fund’s total return was 50.06%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 18.97% for the quarter ended June 30, 2017, and the lowest quarterly return was -8.93 % for the quarter ended March 31, 2016.

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Average Annual Total Returns
For the Calendar Year Ended December 31, 2017
Institutional Class	1 Year	Since Inception August 31, 2015
Return Before Taxes	52.22%	21.65%
Return After Taxes on Distributions	52.22%	21.65%
Return After Taxes on Distributions and Sale of Fund Shares	29.55%	16.98%
Investor Class
Return Before Taxes	51.69%	21.32%
Russell 3000 Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	29.59%	17.22%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional; after-tax returns for the Investor Class will vary to the extent it has different expenses.

Management
Investment Adviser:  Zevenbergen Capital Investments LLC is the Fund’s investment adviser.

Asset Management Team
Portfolio Managers:  Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, Leslie Tubbs, CFA, CIC, Joseph Dennison, CFA, and Anthony Zackery, CFA are the Portfolio Managers of the Fund and have managed the Fund since inception in 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Zevenbergen Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701, by telephone at 1-844-ZVNBRGN (1-844-986-2746), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amount for the Investor Class is $2,500 and the minimum initial investment amount for the Institutional Class is $50,000. The minimum subsequent investment amount for the Investor Class is $100 and the minimum subsequent investment amount for the Institutional Class is $500. Your financial intermediary may impose different investment minimums. Please contact them for additional details.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RELATED PRINCIPAL RISKS

Investment Objectives
The Funds’ investment objective is long-term capital appreciation.

The Funds’ objective is not fundamental and it may be changed without shareholder approval.

Principal Investment Strategies of the Zevenbergen Growth Fund
The Zevenbergen Growth Fund seeks to invest in companies that are industry leaders with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. The Fund’s portfolio generally will contain 30-60 stocks of any market capitalization.

Principal Investment Strategies of the Zevenbergen Genea Fund
The Zevenbergen Genea Fund seeks to invest in companies benefitting from advancements in technology regardless of sector or industry. With a long-term investment horizon, the Adviser identifies companies with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. The Fund’s portfolio generally will contain 15-40 stocks of any market capitalization.

Principal Investment Strategies applicable to both Funds
Under normal circumstances, the Funds will invest in equity securities of small-, medium-, and large-capitalization issuers. Each Fund may invest up to 100% in common stocks. In addition, each Fund may invest up to 100% of its assets in equity securities of foreign issuers through American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Adviser. Each Fund may invest in initial public offerings (“IPOs”).

Each Fund is non-diversified and may, from time to time, have significant exposure to one or more issuer, industry, geographic region or sector of the global economy. Each Fund may invest greater than 25% of its assets in more than one sector. As of June 30, 2018, over 25% of both Funds’ assets were invested in securities within each of the consumer discretionary and technology sectors.

The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.

The Adviser identifies company growth drivers using a variety of both traditional (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional resources (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product/service use). These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. The Adviser attempts to adopt the viewpoint of a business owner when evaluating the operations of a business, identifying revenue sources, customer bases, products, and details of financing over extended periods of time.

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The Adviser maintains internally calculated estimates of revenue, cash flow and earnings growth incorporated in a valuation model designed to determine potential upside and downside stock price risk. With each Fund fully invested at all times (nominal cash balance), new securities must present compelling fundamentals (i.e., economics/financial condition of the underlying company) and valuation upside when compared to existing holdings before they are added to the portfolio.

As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons:  1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed to develop as expected, and/or 3) stronger alternatives in growth and valuation exist elsewhere.

The Adviser’s mission is to build shareholder wealth through ownership of quality high-growth, publicly-traded companies. Since the firm’s inception in 1987, the Adviser has applied a consistent philosophy and process to uncover businesses positioned to disrupt old industries, forge new markets and win the hearts and minds of customers. The Adviser manages the Fund with a long-term view; striving to invest in companies for the next decade, not one quarter or one year. This perspective demands a focus on companies that have sustainable business models. Inherent in this research process is the assessment of company strengths and risk factors, whether business, regulatory, or market. The Adviser’s fundamental approach (i.e., use of qualitative and quantitative analysis to identify overvalued and undervalued securities) to stock selection naturally embeds consideration of material environmental, social, and governance (ESG) issues, as the firm believes companies with durable corporate governance and business practices, coupled with strong growth prospects, deliver compelling returns over time.

The Adviser believes ESG analysis is innate to its core research approach and helps the investment team form a clearer understanding of potential business benefits and risks. The investment strategy incorporates formal research review of company-specific ESG factors in the decision-making process. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

Related Principal Risks applicable to both Funds, unless otherwise noted
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

ADR Risk:  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

Consumer Discretionary Sector Risk: Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Equity Securities Risk:  The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

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ESG Criteria Risk: A Fund’s universe of investments may be smaller than that of other funds because of the Fund’s ESG criteria. ESG responsive companies may underperform similar companies without ESG responsive policies or the market as a whole. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and a Fund's performance may at times be better or worse than the performance of funds that do not use ESG criteria. Company specific ESG factors are considered with each potential investment. However, ESG evaluation of a particular company is not the primary factor for Fund inclusion or exclusion.

Foreign Securities and Companies Risk:  Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to conditions in foreign countries. These risks are enhanced in emerging markets.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Fund’s portfolio managers invest in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.”  If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Growth Stock Risk:  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus, a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

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Holdings Risk:  A Fund may have a relatively high percentage of assets in a single or small number of issuers and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diverse portfolio.

IPOs and Unseasoned Companies Risk: A Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to equity securities risk. IPO shares are subject to the risk that a Fund may not be able to dispose of them readily at favorable times or prices or the Fund may have to sell them at a loss due to the lack of an active market. If a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that a Fund has significant exposure to smaller-capitalized or unseasoned companies (those with less than a five-year operating history).

Large-Capitalization Companies Risk:  The risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: The value of your investment in the Funds is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.

Newer Fund Risk:  The Funds have limited operating history. There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board may determine to liquidate a Fund. The Board can liquidate a Fund without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk: The Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal securities law. The Funds are permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, a Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause a Fund’s overall value to decline to a greater degree than if a Fund held a more diversified portfolio. The Funds are still subject to certain diversification requirements for federal income tax purposes. See “Distributions and Tax Information” in the Funds’ Statement of Additional Information for more information.

Sector Emphasis Risk:  The Adviser’s investment strategy of identifying investment opportunities through a bottom-up process, may from time to time result in the Funds investing significant amounts of its portfolios in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of a Fund’s portfolio, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of a Fund’s portfolio.

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Small- and Mid-Capitalization Companies Risk:  To the extent the Funds emphasize small-, or mid-capitalization stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. The stocks of small- and mid-capitalization companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-capitalization companies, small- and mid-capitalization companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Tax Risk:  In order to qualify for the favorable tax treatment generally available to regulated investment companies, each Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended. In particular, a Fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund’s efforts to satisfy the diversification requirement may affect the Fund’s execution of its investment strategy.

Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser
Zevenbergen Capital Investments LLC is the Funds’ investment adviser and is located at 601 Union Street, Suite 4600, Seattle, WA 98101. The Adviser is a U.S. Securities and Exchange Commission (“SEC”) registered investment advisory firm formed in 1987. As of August 31, 2018, the Adviser had assets under management of approximately $3.2 billion.

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The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser provides most of the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, the Zevenbergen Growth Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.80% of the Fund’s average daily net assets and the Zevenbergen Genea Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.90% of the Fund’s average daily net assets. For the year ended June 30, 2018, the Adviser waived all management fees for both Funds. A discussion regarding the basis of the Board’s approval of the investment advisory agreement is available in the Funds’ semi-annual report to shareholders for the fiscal period ended December 31, 2017.

Fund Expenses
The Funds are responsible for their own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales,  and extraordinary expenses ) in order to limit Net Annual Fund Operating Expenses to 1.15% and 0.90% of average daily net assets of the Zevenbergen Growth Fund’s Investor Class and Institutional Class shares, respectively and to 1.25% and 1.00% of average daily net assets of the Zevenbergen Genea Fund’s Investor Class and Institutional Class shares, respectively through at least October 31, 2019, which may be terminated only by the Trust’s Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.

The Funds, each a series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

The Funds utilize a team-based approach to portfolio management and construction with all members contributing active recommendations on security selection through original research.  Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, Leslie Tubbs, CFA, CIC, Joseph Dennison, CFA, and Anthony Zackery, CFA are the Portfolio Managers principally responsible for the day-to-day management of the Funds’ portfolio.

Portfolio Managers

Nancy Zevenbergen, CFA, CIC
Ms. Zevenbergen established Zevenbergen Capital in 1987, creating a responsive, research-focused investment firm. Prior to founding ZCI, Ms. Zevenbergen was a Portfolio Manager and Research Analyst for Rainier National Bank for six years. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. Currently, Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a strong commitment to original research. She graduated from the University of Washington, earning a BA in Business Administration with a concentration in Finance, is a CFA charterholder and a member of both the CFA Institute and the CFA Society of Seattle. Ms. Zevenbergen serves as an Independent Trustee of the Smead Funds Trust and is a member of the Seattle Pacific Foundation Board of Directors and the University of Washington Foster School of Business Advisory Board.

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Brooke de Boutray, CFA, CIC
Ms. de Boutray joined Zevenbergen Capital in 1992 with primary responsibilities in portfolio management and equity research. Her extensive career in the financial industry includes positions as Portfolio Manager, Research Analyst and Trust Officer for First Interstate Bank, as well as Portfolio Manager and Director of Marketing for M.T. Associates Investment Council. Ms. de Boutray has spent much time abroad, living in both France and Canada, which provides valuable international perspective to the investment process. As a Portfolio Manager, Ms. de Boutray helps define ZCI’s investment policy and has responsibility for selecting equity holdings. She received a BA in Business Administration from the University of Washington and a MBA from the University of Puget Sound. Ms. de Boutray is also a CFA charterholder and is a member of both the CFA Institute and the CFA Society of Seattle.  Ms. de Boutray serves on the Department of Finance Advisory Board at Seattle University’s Albers School of Business and Economics, and the HR and Benefits Committee of the Washington Athletic Club Board of Governors. In addition, she is a member of the Pacific Northwest Ballet Advisory Board and an associate member of the ARCS Foundation, Inc. (Achievement Rewards for College Scientists).

Leslie Tubbs, CFA, CIC.
Ms. Tubbs joined Zevenbergen Capital in 1994, after working for eight years in commercial lending, credit analysis, marketing, administration and senior-level management at Key Bank of Washington. In addition to her primary responsibilities as a Portfolio Manager and Research Analyst with specific sector responsibilities, she also oversees financial management of the firm and from 2004-2009, she served as the firm’s Chief Compliance Officer. She holds a BA in Business Administration from the University of Washington with a concentration in Finance. Ms. Tubbs is a CFA charterholder and is a member of both the CFA Institute and the CFA Society of Seattle.  She is currently a finance committee member for the national fraternity of Delta Delta Delta and its House Corporation and also served as a finance committee member for the national Delta Delta Delta Foundation from 2012 to 2018.

Joseph Dennison, CFA
Mr. Dennison joined Zevenbergen Capital in 2011. In his current capacity he is responsible for active recommendations on security selection and portfolio construction through original research, which includes financial statement analysis, forecasting, and management assessments. Prior responsibilities at ZCI have included assistance in trading, settlement, client service and research. Prior to joining ZCI, Mr. Dennison worked for Seattle’s largest public defender, as well as serving as Grant Awards & Investment Associate for Anduin Foundation. In his role with The Defender Association, Mr. Dennison was a primary source of communication with clients, specializing in conflict resolution, scheduling, and case assignment. For Anduin, Mr. Dennison was responsible for researching and contacting potential grant recipients, as well as assisting in determining long-term gifting and investment strategies. He received his BA in Political Science from Yale University. Mr. Dennison is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.

Anthony Zackery, CFA
Mr. Zackery joined Zevenbergen Capital in 2011. In his current capacity, he is responsible for active recommendations on security selection and portfolio construction through original research, which includes financial statement analysis, forecasting, and management assessments. Prior responsibilities at ZCI have included operations and client service. Before joining ZCI, Mr. Zackery worked as a Credit Analyst for Banner Bank, where he evaluated the creditworthiness of existing and prospective bank clients. He graduated magna cum laude with a BA in Business Administration, finance concentration, and minor in economics from Western Washington University, where he was a Presidential Scholar. He currently serves as an advisory board member to the Western Washington University College of Business and Economics Investment Management and Scholarship Endowment Fund. Mr. Zackery is a CFA charterholder and is a member of both the CFA Institute and CFA Society of Seattle.

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The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

The Adviser’s Prior Performance
The performance information shown below represents composites of the prior performance of discretionary accounts managed by the Adviser with substantially similar investment objectives, policies and strategies of the Funds. The performance information is referred to as the Zevenbergen Growth Equity Composite (the “Growth Equity Composite”) and Zevenbergen Genea Growth Equity Composite (the “Genea Growth Equity Composite,” and together, with the Growth Equity Composite, the “Composites”). The Growth Equity Composite relates to the Zevenbergen Growth Fund, and the Genea Growth Equity Composite relates to the Zevenbergen Genea Fund. The Adviser maintains all performance records for the Composites. The Composites include all accounts with substantially similar investment objectives, policies and strategies as the respective Funds.

Prior to July 1, 1990, the Growth Equity Composite (known as the Active All-Cap Growth Equity Composite prior to March 1, 2006) was constructed from two taxable equity portfolios, which also held a convertible bond and a municipal bond. Additionally, during the period July 1, 1990 to December 31, 2004, only accounts over $1 million in size were included in the Growth Equity Composite. Prior to January 1, 2002, only accounts over $5 million were included in the Genea Growth Equity Composite. The exclusion of accounts with less than the dollar amounts noted above does not materially affect the performance data shown below. All accounts managed to the respective strategies were included in both Composites at all other times.

The Composites’ performance is provided to illustrate the past performance of the Adviser’s all cap growth strategy in the Growth Equity Composite and the more focused strategy in the Genea Growth Equity Composite, as measured against a broad based market index. The Growth Equity Composite generally contains 30-60 stocks, while the Genea Growth Equity Composite is more focused and generally contains 15-40 stocks. The Composites’ performance does not represent the historical performance of the Funds. You should not consider this performance data to be an indication of future performance of the Funds.

All returns are presented after the deduction of all fees and expenses, including investment advisory fees, brokerage commissions and execution costs paid by the accounts of the Adviser without provision for federal or state income taxes. The Composites do not reflect any sales loads or placement fees, as such fees are not assessed on these accounts.

The discretionary accounts for which results are reported are not registered mutual funds and were not subject to the same types of expenses as the Funds or to certain investment limitations, diversification requirements, and other restrictions imposed on the Funds by the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which, if applicable, may have adversely affected the performance results of the Composites.

Consequently, the performance results for the Composites could have been adversely affected if the underlying private accounts had been regulated as investment companies. In addition, the operating expenses incurred by the accounts were generally lower than the operating expenses of the Funds. Had the accounts been subject to the Funds’ expense structure, the performance of the Composites would have been lower.

Zevenbergen Capital Investments LLC claims compliance with the Global Investment Performance Standards (GIPS®). A fully compliant presentation is available upon request of the Adviser.   The performance returns are calculated using time-weighted rates of return that adjust for external cash flows (and by asset-weighting the individual portfolio returns) in accordance with GIPS, which differs from the standardized SEC method. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance.

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The Russell 3000® Growth Index has been chosen as the performance benchmark by virtue of its similar capitalization ranges and fundamental growth characteristics.  The U.S. dollar is the currency used to express performance.

The performance data below is for the Growth Equity Composite and is not the performance results of the Zevenbergen Growth Fund.

Period	Growth Equity Composite Asset-Weighted Annual Return Net of Fees	Russell 3000® Growth Index(1)
One Year ending 12/31/2017	35.03%	29.59%
Three Year ending 12/31/2017	11.72%	13.51%
Five Year ending 12/31/2017	18.24%	17.16%
Ten Year ending 12/31/2017	9.56%	9.93%
Since Inception 12/31/1986	11.60%	10.08%

(1)
The Russell 3000® Growth Index is an unmanaged index generally representative of the market for the stocks of all cap stocks. You cannot invest directly in an index. The Russell Indices are trademarks of the London Stock Exchange Group. Source data provided by the London Stock Exchange Group.

The Year to Date performance through September 30, 2018 for the Growth Equity Composite is 32.16% and for the Russell 3000® Growth Index, it is 16.99%.

The performance data below is for the Genea Growth Equity Composite and is not the performance results of the Zevenbergen Genea Fund.

Period	Genea Growth Equity Composite Asset-Weighted Annual Return Net of Fees	Russell 3000® Growth Index(1)
One Year ending 12/31/2017	51.21%	29.59%
Three Year ending 12/31/2017	18.34%	13.51%
Five Year ending 12/31/2017	27.41%	17.16%
Ten Year ending 12/31/2017	12.86%	9.93%
Since Inception 2/28/1994	13.05%	10.08%

(1)
The Russell 3000® Growth Index is an unmanaged index generally representative of the market for the stocks of all cap stocks. You cannot invest directly in an index. The Russell Indices are trademarks of the London Stock Exchange Group. Source data provided by the London Stock Exchange Group.

The Year to Date performance through September 30, 2018 for the Genea Growth Equity Composite is 51.46% and for the Russell 3000® Growth Index, it is 16.99%.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Funds are sold based on the Net Asset Value (“NAV”) per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.

When reliable market quotations are not readily available or a Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that a Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Funds’ fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; and (d) securities whose trading has been halted or suspended.

How to Buy Shares
The minimum initial investment amount for the Investor Class is $2,500 and the minimum initial investment amount for the Institutional Class is $50,000. The minimum subsequent investment amount for the Investor Class is $100 and the minimum subsequent investment amount for the Institutional Class is $500. Your financial intermediary may impose different investment minimums. Please contact them for additional details.

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Although not limited to the list below, the Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any shareholder with an aggregate investment of $50,000 or more in the Funds;
•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•
current employees of the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	existing clients of the Adviser, their employees and immediate family members of such employees;
•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor; and
•	qualified broker-dealers who have entered into an agreement with the Fund’s distributor.

You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 1-844-ZVNBRGN (1-844-986-2746). The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Funds. Orders may also be rejected from persons believed by the Funds to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Funds will not accept payment in cash or money orders. The Funds do not accept postdated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of a Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent shareholder statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by a Fund.

All purchase requests must be received in “good order.”  “Good order” generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.

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In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Funds toll-free at 1-844-ZVNBRGN (1-844-986-2746).

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds reserve the right to refuse purchases from shareholders who must file a Form W-8.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the applicable Fund to the Transfer Agent at the following address:

Zevenbergen Funds
Name of Zevenbergen Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Zevenbergen Funds
Name of Zevenbergen Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.

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Purchasing Shares by Telephone
If you have accepted telephone options on your account application or by subsequent arrangement in writing with the Funds and your account has been open for 15 calendar days, you may purchase additional shares by calling the Funds toll-free at 1-844-ZVNBRGN (1-844-986-2746). You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Purchasing Shares by Wire
If you are making your initial investment in the Funds, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: [Name of Zevenbergen Fund]
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746). Your bank may charge you a fee for sending a wire payment to the Funds.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Investor Class shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP is not available for Institutional Class shares. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for the Investor Class and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

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Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-ZVNBRGN (1-844-986-2746) for information on:

• Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
• Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Zevenbergen Fund for shares of other Zevenbergen Funds in the Trust, which are offered in this Prospectus. However, you should note the following:

•	Exchanges may only be made between like shares classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into another Zevenbergen Fund, read a description of the Fund in this Prospectus;
•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;

•	If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and
•	The minimum exchange amount between existing accounts invested in the Zevenbergen Funds is $1,000.
•	You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

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Converting Shares
Investors currently owning Investor Class shares may convert to Institutional Class shares if the Institutional Class minimum of $50,000 has been met.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Zevenbergen Funds	Zevenbergen Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption requests received before the close of trading on the NYSE will be priced based on net asset value calculated as of the close of trading. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.

Shares held in IRA or other retirement accounts may be redeemed by telephone at 1-844-ZVNBRGN (1-844-986-2746). Investors will be asked whether or not to withhold federal income taxes from any distribution.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-844-ZVNBRGN (1-844-986-2746) for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

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Payment of Redemption Proceeds
The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Redemption “In-Kind”
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions. The redemption in-kind would be a pro-rata distribution of portfolio assets. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account, including IRAs.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds may waive any of the above requirements in certain instances such as when the security holder requesting the redemption is well-known to the Adviser or has a well-established business relationship with the Adviser

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Funds makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Funds takes any action.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds takes steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds makes efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Funds believe is consistent with shareholder interests.

Monitoring Trading Practices
The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.

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In compliance with Rule 22c-2 of the 1940 Act, the Funds’ Distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce its market timing policies.

The Fund employs fair value pricing selectively, as discussed above, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.

Redemption Fees
The Funds charge a 1.00% redemption fee on the redemption of Investor Class and Institutional Class shares held for 90 days or less. This fee (which is paid into the Funds) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders. Although the Funds have the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Funds to impose the fee. This fee does not apply to Fund shares acquired through reinvested distributions, exchange transactions or omnibus accounts.

TAX CONSEQUENCES

Below the Funds have summarized some important tax issues that affect the Funds and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017.   Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds.  The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds will typically make any distributions of dividends and capital gains annually. Dividends of net investment income and distributions from a Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from a Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to noncorporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

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Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.

A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Funds and gain on the redemption of Fund shares.

Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared

The Funds (or their administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.

By law, the Funds must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The Funds will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Funds will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the High Cost method, under which the shares with the highest cost are redeemed first. A shareholder may elect, on an account-by-account basis, to use a method other than High Cost by following procedures established by the Funds or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the applicable Fund’s default method, the new election will generally apply as if the High Cost method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the High Cost method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code limits the deductibility of capital losses in certain circumstances.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.  A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Additional information concerning taxation of the Funds and their shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Funds in making their investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Funds.

SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS

Description of Classes
The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares of the Funds. The Funds offer two classes of shares – Investor Class and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as discussed below.

Distribution Plan (Rule 12b‑1)
The Trust has adopted a plan pursuant to Rule 12b-1 for the Funds’ Investor Class that allows the Funds to pay fees for the sale, distribution and servicing of the Investor Class. The plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares’ average daily net assets. Because these fees are paid out over the life of a Fund’s Investor Class shares, over time, these fees (to the extent they are accrued and paid) would increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Class shares of the Funds are not subject to Rule 12b-1 fees.

Shareholder Servicing Plan
The Trust has also adopted a Shareholder Service Plan under which the Funds’ Investor Class shares may pay a fee of up to 0.15% and the Funds’ Institutional Class shares may pay a fee of up to 0.10% of the average daily net assets of the Funds’ Investor Class shares and Institutional Class shares, respectively, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents provided to the Funds by intermediaries such as banks, broker-dealers, financial advisers or other financial institutions. Because the Funds’ pay shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

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The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.

Additional Payments to Dealers
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distributor
Quasar Distributors, LLC (“Quasar” or “Distributor”), an affiliate of the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Funds. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Funds are offered on a continuous basis.

Service Fees – Other Payments to Third Parties
In addition to Rule 12b-1 fees, the Adviser, out of its own resources, and without additional cost to the Funds or its shareholders, may provide cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation would be in addition to Rule 12b-1 and service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

ADDITIONAL INFORMATION

Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Funds send to you include the following:
•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

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It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-ZVNBRGN (1-844-986-2746) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

General Policies
Some of the following policies are mentioned above. In general, the Funds reserve the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Funds will do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 30 days of the Funds’ written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•	Reject any purchase or redemption request that does not contain all required documentation and is not in good order.

Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Funds’ shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:

1.	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
2.
any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or

3.	such other periods as the SEC may permit for the protection of the Funds’ shareholders.

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If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal periods shown.  Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

Zevenbergen Growth Fund
Financial Highlights Investor Class

For a Capital Share Outstanding Throughout Each Period Presented
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period August 31, 2015* through June 30, 2016
Net Asset Value, Beginning of Period	$12.27	$9.05	$10.00

Gain (Loss) from Investment Operations:
Net investment loss (1)	(0.17)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	4.22	3.35	(0.86)
Total Gain (Loss) from Investment Operations	4.05	3.22	(0.95)

Redemption Fee Proceeds (1)	0.01	—	—

Net Asset Value, End of Period	$16.33	$12.27	$9.05

Total Return	33.09%	35.58%	-9.50	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,292	$194	$37
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	3.63%	5.89%	22.37	%(3)
After fees waived and reimbursed by the Adviser	1.30%	1.30%	1.30	%(3)
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-3.53%	-5.76%	-22.28	%(3)
After fees waived and reimbursed by the Adviser	-1.20%	-1.17%	-1.21	%(3)
Portfolio turnover rate (4)	31.12%	25.90%	14.81	%(2)

* Inception date
(1) Per share amounts have been calculated using the average shares method
(2) Not annualized
(3) Annualized
(4) Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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Zevenbergen Growth Fund Financial Highlights
Institutional Class

 For a Capital Share Outstanding Throughout Each Period Presented
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period August 31, 2015* through June 30, 2016
Net Asset Value, Beginning of Period	$12.33	$9.07	$10.00

Gain (Loss) from Investment Operations:
Net investment loss (1)	(0.13)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	4.24	3.35	(0.87)
Total Gain (Loss) from Investment Operations	4.11	3.26	(0.93)

Redemption Fee Proceeds (1)	0.01	—	—

Net Asset Value, End of Period	$16.45	$12.33	$9.07

Total Return	33.41%	35.94%	-9.30	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,970	$6,427	$2,964
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	3.55%	5.86%	15.01	%(3)
After fees waived and reimbursed by the Adviser	1.00%	1.00%	1.00	%(3)
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-3.45%	-5.72%	-14.84	%(3)
After fees waived and reimbursed by the Adviser	-0.90%	-0.87%	-0.83	%(3)
Portfolio turnover rate (4)	31.12%	25.90%	14.81	%(2)

* Inception date
(1) Per share amounts have been calculated using the average shares method
(2) Not annualized
(3) Annualized
(4) Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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Zevenbergen Genea Fund
Financial Highlights Investor Class

For a Capital Share Outstanding Throughout Each Period Presented
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period August 31, 2015* through June 30, 2016
Net Asset Value, Beginning of Period	$14.20	$9.40	$10.00

Gain (Loss) from Investment Operations:
Net investment loss (1)	(0.23)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investments	6.79	4.96	(0.50)
Total Gain (Loss) from Investment Operations	6.56	4.80	(0.60)

Redemption Fee Proceeds (1)	0.01	—	—

Net Asset Value, End of Period	$20.77	$14.20	$9.40

Total Return	46.27%	51.06%	-6.00	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,633	$2,074	$251
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	3.35%	7.96%	12.73	%(3)
After fees waived and reimbursed by the Adviser	1.40%	1.40%	1.40	%(3)
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-3.27%	-7.89%	-12.67	%(3)
After fees waived and reimbursed by the Adviser	-1.32%	-1.33%	-1.34	%(3)
Portfolio turnover rate (4)	22.35%	67.59%	19.01	%(2)

* Inception date
(1) Per share amounts have been calculated using the average shares method
(2) Not annualized
(3) Annualized
(4) Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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Zevenbergen Genea Fund Financial Highlights
Institutional Class
For a Capital Share Outstanding Throughout Each Period Presented
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period August 31, 2015* through June 30, 2016
Net Asset Value, Beginning of Period	$14.30	$9.41	$10.00

Gain (Loss) from Investment Operations:
Net investment loss (1)	(0.18)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	6.80	4.99	(0.50)
Total Gain (Loss) from Investment Operations	6.62	4.87	(0.59)

Redemption Fee Proceeds (1)	0.01	0.02	—

Net Asset Value, End of Period	$20.93	$14.30	$9.41

Total Return	46.36%	51.97%	-5.90	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,073	$3,669	$2,498
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	3.21%	8.08%	12.99	%(3)
After fees waived and reimbursed by the Adviser	1.10%	1.10%	1.10	%(3)
Ratio of net investment loss to average net assets
Before fees waived and reimbursed by the Adviser	-3.14%	-8.02%	-12.97	%(3)
After fees waived and reimbursed by the Adviser	-1.03%	-1.04%	-1.08	%(3)
Portfolio turnover rate (4)	22.35%	67.59%	19.01	%(2)

* Inception date
(1) Per share amounts have been calculated using the average shares method
(2) Not annualized
(3) Annualized
(4) Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Adviser
Zevenbergen Capital Investments LLC
 601 Union Street, Suite 4600
Seattle, WA 98101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

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Zevenbergen Funds
Zevenbergen Growth Fund
Zevenbergen Genea Fund

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

The SAI and the Shareholder Reports will be available free of charge on the Funds’ website at www.zci.com/funds. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-844-ZVNBRGN (1-844-986-2746) or by writing to:

Zevenbergen Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Funds are available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

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Zevenbergen Growth Fund

Investor Class	ZVNBX
Institutional Class	ZVNIX

Zevenbergen Genea Fund

Investor Class	ZVGNX
Institutional Class	ZVGIX

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2018

Each a series of
Trust for Advised Portfolios (the “Trust”)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-844-ZVNBRGN (1-844-986-2746)

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 28, 2018, as may be revised, for the Zevenbergen Growth Fund and the Zevenbergen Genea Fund (each a “Fund”, together the “Funds” or “Zevenbergen Funds”), each a series of Trust for Advised Portfolios. Zevenbergen Capital Investments LLC (the “Adviser” or “ZCI”) is the Funds’ investment adviser. The Funds’ most recent annual report to shareholders is incorporated by reference into this SAI. A copy of the Prospectus and of the annual report may be obtained by contacting the Funds at the address or telephone number above or, with respect to the Prospectus, by visiting the Funds’ website at www.zci.com/funds.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  Between August 28, 2003 and May 31, 2005 the Trust was named “Lotsoff Capital Management Equity Trust.” Between June 1, 2005 and November 30, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.” Between December 1, 2011 and January 30, 2013 the Trust was named Ziegler Lotsoff Capital Management Investment Trust.” Between January 31, 2013 and January 29, 2014 the Trust was named “Ziegler Capital Management Investment Trust.”

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to Zevenbergen Growth Fund and Zevenbergen Genea Fund.

Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.

Non-Diversification
The Funds are non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that there is no restriction as to how much the Funds may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), each of the Funds intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. See “Distributions and Tax Information” below. As a non-diversified investment company, each Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of each Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by each Fund, each Fund may receive stock, real estate or other investments that each Fund would not, or could not buy. If this happens each Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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Each Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in each Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject each Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which each Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to each Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to each Fund.

Convertible Securities. Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, each Fund may have to pay more for a convertible security than the value of the underlying common stock.

Initial Public Offerings (“IPOs”) and Unseasoned Company. Each Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. If the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

Rights and Warrants. Each Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

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An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Real Estate Investment Trusts. In general, a real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the 1940 Act.

When a Fund invests in REITs, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems. In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

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Preferred Securities. Each of the Funds may invest in two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. Each Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Funds invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, each Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and each Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Sector Emphasis
Each of the Funds may, from time to time, have greater than 25% of their assets in one market sector (but not greater than 80% in any one market sector). To the extent that the Funds focus their investments in one or more sectors, they may be subject to the risks affecting that sector more than if they were a more broadly diversified fund. The Adviser’s judgment about which sectors offer the greatest potential for long-term financial reward may, and likely will, change over time. Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If a Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Consumer Discretionary. Changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending may affect companies in this sector.

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Consumer Staples. Changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulation, marketing, and supply and demand may affect companies in this sector.

Energy. Changes in supply and demand, the price of oil and gas, exploration and production spending, government regulation, world events, economic conditions, international politics, energy conservation, and the success of exploration projects may affect companies in this sector.

Financial Services. Changes in governmental regulation, interest rates, domestic and international economies, loan losses, price competition and industry consolidation may affect companies in this sector.

Healthcare. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.

Materials and Processing. Changes in commodity prices, currency prices, import controls, supply and demand, economic cycles, worldwide competition, environmental liability, resource depletion, government regulation and labor disputes may affect companies in this sector.

Producer Durables. Changes in supply and demand, government regulation, world events, and economic conditions may affect companies in this sector.

Technology. Changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues may affect companies in this sector.

Utilities. Changes in government regulation, price controls, financing costs, and competition may affect companies in this sector.

Investment Companies
Each Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, each Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear each Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

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Foreign Investments
Each Fund may make investments in securities of non-U.S. issuers (“foreign securities”). The Funds reserve the right to invest up to 100% of its net assets in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.

ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Emerging Markets
The Funds may also invest in developing or emerging market securities. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Risks of Investing in Foreign Securities
Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

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Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect the Funds to the extent that the Funds are invested in ADRs comprised of foreign securities.

Foreign Taxes. The interest and dividends payable to a Fund on certain of the Funds’ foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Funds may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

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In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Funds may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s (“S&P”), “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Borrowing
Though the Funds do not currently intend to borrow money, the Funds are authorized to borrow money from a bank from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Funds did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cyber Security Risk
Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber‑attacks affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.

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INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of each Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

The Funds’ fundamental policies are as follows:

(1) The Funds may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The Funds may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The Funds may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The Funds may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The Funds may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The Funds may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) The Funds may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

Additional Information about Fundamental Investment Policies
The following provides additional information about the Funds’ fundamental investment policies. This information does not form part of the Funds’ fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit the Funds to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

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With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The Funds will cover such obligations consistent with SEC  approved measures. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies
The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.

Following are the portfolio turnover rates for the fiscal periods indicated below:

Growth Fund
Fiscal year ended June 30, 2018	Fiscal year ended June 30, 2017
31.12%	25.90%

Genea Fund
Fiscal year ended June 30, 2018	Fiscal year ended June 30, 2017
22.35%	67.59%

PORTFOLIO HOLDINGS POLICY

The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about a Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are required to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information.  Examples of disclosure by the Trust include instances in which:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪	The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of a Fund, including, but not limited to the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;

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▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about a Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of a Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: Fund Services; the Trust’s Board; and the Trust’s attorneys and accountants (currently, Morgan, Lewis & Bockius LLP and BBD, LLP, respectively), all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s holdings.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Funds. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent, each as discussed below. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee(3)
Independent Trustees (4)
John C. Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Founder and Managing Partner of Bent Gate Advisors, LLC (2009 – 2012).	2	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	2	None
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Interested Trustee
Ian Martin(5) 615 E. Michigan St. Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC.	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to Zevenbergen Growth Fund and Zevenbergen Genea Fund (the “Zevenbergen Funds”). The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Additional Information Concerning Our Board of Trustees

Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a lead disinterested trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds’ and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

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The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Funds. The Board also meets quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Trust Committees. The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, and Resis each of whom is an Independent Trustee. Mr. Chrystal is the Audit Committee Chairman. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal year ended June 30, 2018, the Audit Committee met one time in regards to the Funds.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the fiscal year ended June 30, 2018, the Nominating Committee did not meet in regards to the Funds.

The Board has delegated day-to-day valuation matters to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurers and is overseen by the Trustees. The function of the Valuation Committee is to review each investment adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an adviser to support its determinations, and which are subsequently reviewed and ratified by the Board. During the fiscal year ended June 30, 2018, the Valuation Committee did not meet in regards to the Funds.

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Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and Portfolio Managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Ian Martin has substantial mutual fund operations and shareholder servicing experience through his position as Executive Vice President and Director of Transfer Agent Operations of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis and Martin should serve as a trustee.

Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Funds as of the calendar year ended December 31, 2017.

As of December 31, 2017, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

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Compensation
Set forth below is the compensation received by the Independent Trustees from the Funds for the fiscal year ended June 30, 2018. The Independent Trustees receive an annual retainer of $43,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Zevenbergen Growth Fund	Aggregate Compensation from the Zevenbergen Genea Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
John Chrystal	$3,615	$3,615	None	None	$7,230
Albert J. DiUlio, S.J.	$3,615	$3,615	None	None	$7,230
Harry Resis	$3,615	$3,615	None	None	$7,230
Name of Interested Trustee
Ian Martin	$0	$0	None	None	$0

(1)
There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Zevenbergen Funds. For the fiscal year ended June 30, 2018, aggregate Trustees’ fees were in the amount of $141,000.

CODES OF ETHICS

The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.

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The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. A Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-844-ZVNBRGN (1-844-986-2746) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding securities. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of October 5, 2018, the following shareholders were considered to be principal shareholders of the Funds.

Zevenbergen Growth Fund – Investor Class Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co. Inc. Special Custody Account f/b/o Customers 211 Main ST San Francisco, CA 94105-1905	86%	Record
TD Ameritrade Inc For the exclusive benefit of our customer PO Box 2226 Omaha, NE 68103-2226	6%	Record

Zevenbergen Growth Fund – Institutional Class Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co. Inc. Special Custody Account f/b/o Customers 211 Main ST San Francisco, CA 94105-1905	96%	Record

Zevenbergen Genea Fund – Investor Class Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co. Inc. Special Custody Account f/b/o Customers 211 Main St San Francisco, CA 94105-1905	85%	Record
TD Ameritrade Inc For the exclusive benefit of our customer PO Box 2226 Omaha, NE 68103-2226	9%	Record

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Zevenbergen Genea Fund – Institutional Class Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co., Inc. Special Custody Accoiunt f/b/o Customers 211 Main Street San Francisco, CA 94105-1905	86%	Record
Kathy J. Williams c/o Zevenbergen Capital Investments LLC 601 Union Street, Suite 4600 Seattle, WA 98101-2323	10%	Beneficial

As of September 30, 2018 the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of a Fund.

THE FUNDS’ INVESTMENT ADVISER

Zevenbergen Capital Investments LLC, located at 601 Union Street, Suite 4600, Seattle, WA 98101, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. evenstar3 inc., wholly-owned by Nancy Zevenbergen, located at 601 Union Street, Suite 4600, Seattle, WA 98101, holds greater than 25% interest in the units of the Adviser and is therefore a control person of the Adviser.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Zevenbergen Growth Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.80% of the Fund’s average daily net assets, and the Zevenbergen Genea Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.90% of the Fund’s average daily net assets.

The following tables describe the advisory fees paid to the Adviser by the Funds during the periods indicated.

Growth Fund	Advisory Fee Earned	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended June 30, 2018	$70,452	($222,939)	$0
Fiscal year ended June 30, 2017	$37,130	($225,191)	$0
Fiscal period August 31, 2015[1] through June 30, 2016	$10,866	($191,988)	$0
1 Inception date

Genea Fund	Advisory Fee Earned	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended June 30, 2018	$97,861	($221,177)	$0
Fiscal year ended June 30, 2017	$29,335	($225,052)	$0
Fiscal period August 31, 2015[1] through June 30, 2016	$14,860	($195,848)	$0
1 Inception date

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After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In addition to the management fees payable to the Adviser, the Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to each Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though each Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and/or to pay the Funds’ operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding shareholder servicing fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to each Fund’s payment of current ordinary operating expenses.

PORTFOLIO MANAGERS

The Funds utilize a team-based approach to portfolio management and construction with all members contributing active recommendations on security selection through original research.  Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, Leslie Tubbs, CFA, CIC, Joseph Dennison, CFA, and Anthony Zackery, CFA are the Portfolio Managers principally responsible for the day-to-day management of the Funds’ portfolio.

The following table shows the number of other accounts jointly co-managed by the Portfolio Managers and the total assets in the accounts managed within various categories as of June 30, 2018.

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Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	1	$94.4 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	135	$2,945.6 million	1	$567.0 million

Material Conflicts of Interest.
ZCI currently provides investment advisory services to a client whereby ZCI is compensated (in part) by the investment performance of the client’s account (performance fee). ZCI also provides investment advisory services to certain accounts of, or related to, affiliates, employees and/or their family members. ZCI has procedures in place to ensure that the accounts described above are not shown preferential treatment over other accounts in the allocation of investments. ZCI’s compliance staff conducts quarterly testing of these procedures to ensure their continued effectiveness. These procedures are more fully described in ZCI’s Trading, Best Execution and Directed Brokerage and IPO Allocation Policy.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Adviser's compliance team.

Compensation. ZCI compensates Portfolio Managers with salaries reflective of their individual experience and commensurate with industry standards and those of regional competitors. In addition to salaries, portfolio managers receive additional compensation (either through annual incentive payments or as a result of ownership interests in ZCI) based on the firm’s collective effort to drive revenue and profit growth through 1) working in the best interest of clients by delivering superior investment performance, 2) concentrating on stellar service to ensure client retention, and 3) effectively marketing to garner new clients.

Dollar Range of Equity Securities in the Funds Beneficially Owned
by the Portfolio Managers as of June 30, 2018
 (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

	Zevenbergen Growth Fund	Zevenbergen Genea Fund
Nancy Zevenbergen	over $1,000,000	over $1,000,000
Brooke de Boutray	None	$100,001-$500,000
Leslie Tubbs	$100,001-$500,000	None
Joseph Dennison	$10,001 - $50,000	$10,001 - $50,000
Anthony Zackery	$10,001 - $50,000	$10,001 - $50,000

OTHER SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator and fund accountant to the Funds. Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Administration Agreement, Fund Services will receive a portion of fees from the Funds as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Funds and approved by the Board annually.

The following tables describe the fees paid by the Funds to Fund Services during the periods indicated.

Growth Fund
Fiscal year ended June 30, 2018	$88,514
Fiscal year ended June 30, 2017	$87,025
Fiscal period August 31, 2015[1] through June 30, 2016	$71,495
1 Inception date

Genea Fund
Fiscal year ended June 30, 2018	$87,600
Fiscal year ended June 30, 2017	$85,715
Fiscal period August 31, 2015[1] through June 30, 2016	$71,540
[1]	Inception date

Custodian
Pursuant to a custody agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Fund Services do not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services, the Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, whose services include auditing the Funds’ financial statements and the performance of related tax services.

Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

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EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute each Fund’s portfolio transactions.  Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed fair and reasonable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

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The following tables describe the brokerage commissions paid by the Funds during the periods indicated.

Growth Fund
Fiscal year ended June 30, 2018	$2,865
Fiscal year ended June 30, 2017	$2,529
Fiscal period August 31, 2015[1] through June 30, 2016	$1,623
1 Inception date

Genea Fund
Fiscal year ended June 30, 2018	$6,039
Fiscal year ended June 30, 2017	$2,072
Fiscal period August 31, 2015[1] through June 30, 2016	$1,761
1 Inception date

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each of the Funds offers two share classes – Investor Class shares and Institutional Class shares.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

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The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE, AND CONVERSION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares
You may purchase shares of the Funds from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Funds. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

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In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, the Funds and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.

Redemptions In-Kind
The Funds have reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

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The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Funds were to elect to make an in-kind redemption, the Funds expect that they would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Funds held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Funds may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Zevenbergen Fund for shares of other Zevenbergen Funds in the Trust. However, you should note the following:

•	Exchanges may only be made between like shares classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into another Zevenbergen Fund, read a description of the Fund in the current Prospectus;
•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;

•	If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and
•	The minimum exchange amount between existing accounts invested in the Zevenbergen Funds is $1,000.
•	You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

Converting Shares
Investors currently owning Investor Class shares may convert to Institutional Class shares if the Institutional Class minimum of $50,000 has been met.

DETERMINATION OF SHARE PRICE

The NAV of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

NAV is calculated by adding the value of all securities and other assets attributable to the Funds (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Funds (including accrued expenses).

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Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Funds’ Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above

A Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by the Funds shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Funds will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Funds’ Adviser with oversight by the Trust’s Valuation Committee.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

DISTRIBUTIONS AND TAX INFORMATION

Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made semi-annually. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

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Each distribution by the Funds is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue to each shareholder a statement of the amount and federal income tax status of all distributions.

Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017.   Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026.  There are only minor changes specifically with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds.  You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. The Funds have elected, and intend to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund the owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate tax rates (which the Tax Act reduced to 21%) on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes.

If, for any taxable year, a Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a  taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

Federal Excise Tax. To avoid a non-deductible excise tax, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which a Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.

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As of June 30, 2018, each Fund had capital loss carryforwards, which reduce a Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve a Fund of any liability for federal tax. Pursuant to the Code, the character of such capital loss carryforwards is as follows:

	Short-Term	Long-Term	Total
Growth Fund	$235,731	—	$235,731
Genea Fund	$57,097	—	$57,097

Distributions to Shareholders. A Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the applicable Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for noncorporate shareholders, as qualified dividend income. Distributions from a Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that a Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for noncorporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in a Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by a Fund from another RIC will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of the Fund.

There is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

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Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.

A dividend or other distribution by a Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.  If you have not held your shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.

Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

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Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Funds will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the High Cost method, under which the shares with the highest cost are redeemed first. A shareholder may elect, on an account-by-account basis, to use a method other than High Cost by following procedures established by the Funds or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the applicable Fund’s default method, the new election will generally apply as if the High Cost method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the High Cost method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities.  The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules.  These rules could affect the Funds’ ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

The Funds may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Funds. Federal income tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits.  Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction.  If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

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The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers.  This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not.  It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Funds to pass through the special character of “qualified REIT dividends” to shareholders.
REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Taxes. The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.  Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders.  Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly.  The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

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Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Non-U.S. Investors.  Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.  Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Funds will not pay any additional amounts in respect to any amounts withheld.

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A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business.  Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Funds until a shareholder begins receiving payments from their retirement account.  Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This discussion and the related discussion in the Prospectus have been prepared by the Funds’ management. The information above is only a summary of some of the federal income tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.

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DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Funds’ shares is continuous. The Distributor, Fund Services, and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund’s on 60 days’ written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which each Fund’s Investor Class shares pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class shares.  Amounts paid under the Plan, by the Funds, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Funds’ shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year.  In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Fund as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor and the Adviser, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

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While there is no assurance that the expenditures of the Funds’ assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.  The Plan may be terminated, with respect to a class or classes of the Funds, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

The following tables describe the allocation of Rule 12b-1 fees during the periods indicated.

Growth Fund Fiscal year ended June 30, 2018
Advertising	Printing / Mailing	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Interest, Carrying, Other Financing	Total
$38,218	$1,653	—	$33,728	$79,851	$28,803	$182,253

For the fiscal year ended June 30, 2018, the Growth Fund Investor Class had 12b-1 unreimbursed expenses of $1,858, which is .02% of the Fund’s net assets as of fiscal year end June 30, 2018, that will be carried over to future years.

Genea Fund Fiscal year ended June 30, 2018
Advertising	Printing / Mailing	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Interest, Carrying, Other Financing	Total
$38,218	$1,653	—	$35,815	$79,851	$28,803	$184,340

For the fiscal year ended June 30, 2018, the Genea Fund Investor Class had 12b-1 unreimbursed expenses of $12,611, which is .06% of the Fund’s net assets as of fiscal year end June 30, 2018, that will be carried over to future years.

SHAREHOLDER SERVICING PLAN

The Trust has also adopted a Shareholder Service Plan under which the Funds’ Investor Class shares may pay a fee of up to 0.15% and the Funds’ Institutional Class shares may pay a fee of up to 0.10% of the average daily net assets of the Funds’ Investor Class shares and Institutional Class shares, respectively, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents provided to the Funds by intermediaries such as banks, broker-dealers, financial advisers or other financial institutions. Because the Funds’ pay shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

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In addition to the fees that the Fund may pay to its Transfer Agent, the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless a Fund has adopted a shareholder servicing plan that authorizes a specific services fee, any sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.

The following tables describe the shareholder servicing plan fees paid by the Funds during the periods indicated.

Growth Fund
Fiscal year ended June 30, 2018	$9,178
Fiscal year ended June 30, 2017	$4,678
Fiscal period August 31, 2015[1] through June 30, 2016	$1,370
1 Inception date

Genea Fund
Fiscal year ended June 30, 2018	$13,396
Fiscal year ended June 30, 2017	$3,550
Fiscal period August 31, 2015[1] through June 30, 2016	$1,700
1 Inception date

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The Funds’ annual report to shareholders for the fiscal year ended June 30, 2018, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

 Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

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“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

h	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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Proxy Voting Policy and Procedures	Effective Date: March 26, 2018	Page B-1 of 4

Appendix B

Zevenbergen Capital (ZCI) has adopted and implemented policies and procedures designed to ensure proxies are voted in the best interest of clients, in accordance with its fiduciary duties and SEC rule 206(4)‑6 of the Investment Advisers Act of 1940.  ZCI’s authority to vote proxies for clients is established by the firm’s investment advisory agreements or comparable documents and its Proxy Voting Policies and Procedures have been tailored to reflect these obligations.  In addition to SEC requirements governing advisers, the firm’s proxy voting policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

Statement of Policies
In voting shares held for clients in its fiduciary capacity, ZCI’s policy is to:
➢	Consider only the best interests of the fiduciary accounts’ beneficiaries
➢	Consider economic and ethical implications in determining the best interests of the beneficiaries
➢	Base the decision on how to vote using reasonable skill and care in determining the issues involved
➢	Vote proxies at the written request of a client (as may be allowed), should their specific choice of votes differ from the manner in which ZCI would vote under its own Proxy Voting Guidelines
➢	Resolve material conflicts of interest in the best interest of clients
➢	Vote on every proxy issue, whether or not the vote supports management
➢	Make every effort to vote proxies for all shares unless voting responsibility has been retained by the client or securities are on loan
➢	Vote proxies of ERISA accounts with duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions

ZCI uses its Proxy Voting Guidelines as the template for voting all proxies.  The firm’s Proxy Voting Guidelines are updated and reviewed at least annually.  Proxy voting issues that fall outside of ZCI’s established Proxy Voting Guidelines are reviewed and voted on a case-by-case basis by ZCI’s Proxy Voting Committee, taking into consideration all relevant facts and circumstances at the time of the vote.

The basis for the formulation of ZCI’s Proxy Voting Guidelines has been developed through the firm’s internal research and use of outside resources (i.e. review of corporate governance and proxy voting issues and/or analysis of shareholder and management proposals, etc.).

ZCI understands that environmental, social and governance (ESG) factors may affect company performance and global welfare.  When evaluating ESG-related proxy items, ZCI considers the overall benefit to shareholders, the company’s size, available resources and industry. Where feasible, ZCI supports increased disclosure and improved practices related to ESG factors.

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ZCI makes available to clients upon request, information on how their proxies were voted as soon as is practicable after the request and in a manner that is practical given the firm’s size and resources.  In addition, ZCI’s Proxy Voting Policies and Procedures and the Proxy Voting Guidelines are provided to all clients and prospective clients upon request.  All requests for proxy voting information may be made by mail, email or by calling ZCI’s offices in Seattle, Washington.  By general policy, ZCI does not disclose to third parties how client proxies were voted.

Conflicts of Interest
Any material conflicts of interest (i.e. ballot items sponsored by one of ZCI’s significant clients, ballots for securities issued by ZCI or its affiliates, client shareholder activism ballot sponsorship etc.) are resolved in the best interest of clients.  All conflicts of interest are voted in accordance with the firm’s pre-determined Proxy Voting Guidelines.  Should the conflict be unique to ZCI’s Guidelines and involve discretion, the firm votes in accordance with advice provided by an independent third-party qualified in proxy proposal research and voting recommendations.

Responsibility and Oversight
ZCI’s Chief Compliance Officer (CCO) has oversight responsibility for the firm’s Proxy Voting Policies and Procedures.  ZCI has designated an Investment Associate with day-to-day responsibility for proxy voting and record keeping.  Appropriate backup support has also been assigned. Additionally, ZCI has formed a Proxy Voting Committee, with membership to include at least:  the firm’s Sustainable Investment Analyst, a Portfolio Manager and the CCO.  The Proxy Voting Committee has the following responsibilities:

➢	Oversee the proxy voting process
➢	Determine the firm’s process for voting (i.e. Committee voting structure, etc.)
➢	Determine the firm’s procedures for voting issues that do not fall into one of the categories defined under ZCI’s Proxy Voting Guidelines
➢	Develop, authorize, implement and update proxy voting policies and procedures
➢
Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues

➢
Oversite and due diligence of the third-party proxy service provider described in the next section, which may include, but is not limited to: accuracy of votes cast, record retention and reporting capabilities, financial solvency, ability to meet regulatory requirements, objectivity, client service responsiveness and system availability

➢	Consult with Portfolio Managers as necessary for company specific analysis
➢	Meet at least annually and as necessary to fulfill its responsibilities

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Voting Procedures
ZCI utilizes an independent, third-party proxy service vendor to facilitate voting and record keeping for all client proxy voting.  ZCI maintains total control over voting.

ZCI’s proxy service vendor receives proxy cards for securities held in client portfolios and enters proxy details on-line for ZCI’s review.  ZCI then reconciles proxies received by the proxy service vendor against holdings in accounts for which the firm has voting responsibility on the record date (with consideration for accounts participating in securities lending programs, as well as trade and settlement issues).  ZCI makes every effort to resolve any reconcilement discrepancies, but may be unable to reconcile shares for accounts participating in securities lending programs.  ZCI then votes proxies on-line through the proxy service vendor in accordance with the firm’s Proxy Voting Guidelines, unless otherwise directed by clients (as may be allowed), or in keeping with voting procedures for conflict securities described earlier in this Policy. Should a proxy item fall outside the Proxy Voting Guidelines (and not identified as a conflict of interest), the Proxy Voting Committee will meet to determine how the firm will vote the item through simple majority. Should the Committee be unable to reach a simple majority on a given item, ZCI will vote in accordance with the recommendation of the same independent third-party proxy research firm used in determining the votes for conflicts of interest described previously.

Client Directed Voting
ZCI has a relationship whereby the client requires ZCI to vote proxies according to separate guidelines provided by the client. The firm uses the third-party proxy voting service provider (described above) to maintain the guidelines and to facilitate voting.

ZCI will make every effort to follow the procedures set forth in this policy for this client, but it may be necessary to vary from these procedures given the nature of the relationship. One such variance is how ZCI will vote proxy items that fall outside the client’s guidelines. ZCI will not put these items to committee vote, but will instead vote according to the third-party service provider’s recommendation. Additionally, ZCI maintains separate records for this client’s voting activity.

Disclosure
ZCI’s Proxy Voting Policy and Procedures are described in Part 2A of the firm’s Form ADV. In addition to this description, ZCI’s ADV discloses to clients how to direct ZCI to vote on a particular item or to request a record of votes cast on their behalf.

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Recordkeeping
ZCI’s proxy service vendor maintains transaction history for all proxy ballots voted.  In addition, ZCI keeps a complete record of all proxy votes for all clients in either hard copy or electronic format (filed based on proxy meeting date).  All records are retained for ten (10) years from the calendar year to which the records are related, with the past two (2) full years held on-site.

ZCI maintains records of all proxies voted, as well as copies of the firm’s policies and procedures, and Proxy Voting Guidelines.  Copies of any documents created that are material in the firm’s decision how to vote proxies on behalf of a client are also kept (i.e. Committee voting record on ballot items for which ZCI does not have prior established voting instruction as part of its Proxy Voting Guidelines, etc.).  This includes any written client request for proxy voting records and ZCI’s associated response.

ZCI maintains accurate proxy voting records to enable the client to determine whether the firm is fulfilling its obligations.  ZCI’s records include: company name and meeting date, issues voted on and record of the vote and the number of shares voted.

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